UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 24, 2008 (June 23, 2008)
FLOWERS FOODS, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (229) 226-9110
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On June 24, 2008, Flowers Foods, Inc. (“Flowers”) filed a Form 8-K announcing that it had entered into an Agreement and Plan of Merger, dated June 23, 2008, (“Merger Agreement”), by and among, Flowers, Peachtree Acquisition Co., LLC, an Arizona limited liability company, (“Merger Sub”), Holsum Bakery, Inc., an Arizona corporation, (“Holsum”) and Lloyd Edward Eisele, Jr. and The Lloyd Edward Eisele, Jr. Revocable Trust. Flowers is filing this amended Form 8-K to attach a copy of the Merger Agreement as Exhibit 2.1 hereto and to incorporate the Merger Agreement herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Flowers. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Flowers or Holsum or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Flowers’ public disclosures.

Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 23, 2008, by and among, Flowers, Peachtree Acquisition Co., LLC, Holsum Bakery, Inc., Lloyd Edward Eisele, Jr. and The Lloyd Edward Eisele, Jr. Revocable Trust

99.1*	Press Release dated June 23, 2008

*	Previously filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Executive Vice President and Chief Financial Officer

Date: June 24, 2008

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 23, 2008, by and among, Flowers, Peachtree Acquisition Co., LLC, Holsum Bakery, Inc., Lloyd Edward Eisele, Jr. and The Lloyd Edward Eisele, Jr. Revocable Trust

99.1*	Press Release dated June 23, 2008

*	Previously filed

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